Exhibit 10.30
AMENDMENT TO CREDIT AGREEMENT
AMENDMENT dated as of December 20, 2013 (the "Amendment") to the Credit Agreement dated as of October 31, 2013 (the "Credit Agreement") among EASTMAN CHEMICAL COMPANY (the "Company"), the banks, financial institutions and other institutional lenders (the "Initial Lenders") and initial issuing banks (the "Initial Issuing Banks") listed on the signature pages thereof, CITIGROUP GLOBAL MARKETS INC. and J.P. MORGAN SECURITIES LLC, as joint lead arrangers, JPMORGAN CHASE BANK, N.A., as syndication agent, BANK OF AMERICA, N.A., BARCLAYS BANK PLC, THE ROYAL BANK OF SCOTLAND PLC and WELLS FARGO BANK, NATIONAL ASSOCIATION, as documentation agents, and CITIBANK, N.A., as administrative agent (the "Agent").

The parties hereto agree as follows:
Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

Section 2. Amendments.

(a)     Section 5.02(d) of the Credit Agreement is amended by (i) deleting the word "Restricted" in clause (iii) thereof and (ii) replacing the words "clauses (ii) through (vi)" with the words "clauses (ii), (iv), (v) and (vi)."
(b)    Section 5.03 of the Credit Agreement is amended by adding after the first occurrence of the word "Subsidiaries" the words "on a Consolidated basis."
Section 3. Representations of Company. The Company represents and warrants that (i) the representations and warranties of the Company set forth in Article 4 of the Credit Agreement will be true on and as of the Amendment Effective Date (as defined in Section 6 below) and (ii) no Default will have occurred and be continuing on such date.

Section 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Section 5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Section 6. Effectiveness. This Amendment shall become effective on the date when the following conditions are met (the "Amendment Effective Date"):

(a)the Agent shall have received from each of the Company and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof.

Section 7. Reference to and Effect on the Credit Agreement. The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute waiver of any provision of the Credit Agreement.

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